UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 24, 2007 (May 18, 2007)

Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.

(Exact name of registrant as specified in charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-267 (Commission File Number)	13-5531602 (IRS Employer Identification No.)

800 Cabin Hill Drive Greensburg, Pennsylvania (Address of principal executive of offices)	15601-1689 (Zip code)

Registrant’s telephone number, including area code: (724) 837-3000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 18, 2007, William F. Wahl, III has been appointed as Vice President, Controller and Chief Accounting Officer of Allegheny Energy, Inc. (“AYE”). Mr. Wahl, who is 47 years old, joined Allegheny in 2003 and has been Assistant Controller, Corporate Accounting since April 2005. From 2002 to 2003, Mr. Wahl was employed by PNC Financial Services Group. Prior to that, he was employed by Dominion Resources. Mr. Wahl succeeds Thomas R. Gardner, who will continue to serve as Vice President and Chief Information Officer of AYE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.
Date: May 24, 2007	By:	/s/ Joseph H. Richardson
	Name:	Joseph H. Richardson
	Title:	Chief Operating Officer, Generation